Exhibit 99.2 enGene Corporate Presentation MAY 17, 2023

Disclaimers Disclaimer This investor presentation (this “Presentation”) is being made in connection with a potential business combination (the “Business Combination”) between Forbion European Acquisition Corp. (“FEAC”) and enGene, Inc. (“enGene”) to a limited number of parties who may be interested in acquiring securities of FEAC (the “Securities”). SVB Securities LLC and UBS Securities LLC have been engaged by FEAC to serve as placement agents (the “Placement Agents”) with respect to the potential offering of Securities to prospective investors in connection with the Business Combination. This Presentation is for informational purposes only to assist interested parties in making their own evaluation with respect to an investment in connection with the Business Combination. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or recommendation. You should consult your own counsel and tax and ﬁnancial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you conﬁrm that you are not relying upon the information contained herein to make any decision. The information contained herein does not purport to be all-inclusive and none of FEAC, enGene, the Placement Agents or their respective representatives or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. None of FEAC, enGene or the Placement Agents has verified, or will verify, any part of this Presentation. You should make your own independent investigations and analyses of enGene and your own assessment of all information and material provided, or made available, by FEAC, enGene or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives. There can be no assurance that the Business Combination or any other transaction will be undertaken or completed in whole or in part. The delivery of this Presentation shall not be taken as any form of commitment on the part of the Placement Agents, FEAC, enGene or its shareholders to proceed with any transaction. The Placement Agents, FEAC and enGene reserve the right to update or supplement the information provided in this Presentation. Any unauthorized distribution or reproduction of any part of this Presentation may result in a violation of the U.S. Securities Act of 1933, as amended (the “Securities Act”). To the fullest extent permitted by law, the recipient expressly acknowledges, understands and agrees that in no circumstances will the Placement Agents, FEAC, enGene, or any of their respective stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable, and the recipient shall not seek to sue or otherwise hold any such entity or person liable, for any direct, indirect or consequential damage, loss or loss of profit (whether foreseeable or not) incurred by any entity or person as a result of the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith. Intellectual Property This Presentation contains trademarks, service marks, trade names, copyrights, and products of enGene and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names, copyrights, or products in this Presentation is not intended to, and does not, imply a relationship with FEAC or enGene, or an endorsement of or sponsorship by FEAC or enGene. Solely for convenience, the trademarks, service marks, and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that FEAC or enGene will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor in such trademarks, service marks and trade names. 2 | Confidential © 2023 | enGene

Disclaimers continued Industry and Market Data This Presentation relies on and refers to certain information and statistics based on estimates by enGene’s management and/or obtained from third party sources which enGene believes to be reliable. Neither FEAC nor enGene has independently verified the accuracy or completeness of any such third party information, which involves elements of subjective judgment and analysis that may or may not prove to be accurate. None of FEAC, enGene, their respective affiliates, the Placement Agent or any third parties that provide information to enGene, FEAC, or their respective affiliates, such as market research firms, guarantees the accuracy, completeness, timeliness, or availability of any information. None of FEAC, enGene, their respective affiliates, the Placement Agent, or any third parties that provide information to FEAC, enGene, and their respective affiliates, such as market research firms, is responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. FEAC and enGene may have supplemented such information where necessary, taking into account publicly available information about other industry participants and enGene management’s best view as to information that is not publicly available. None of FEAC, enGene, their respective affiliates, or the Placement Agent gives any express or implied warranties with respect to the information included herein, including, but not limited to, any warranties regarding its accuracy or of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. . Additional Information about the Business Combination and Where to Find It In connection with the business combination agreement and the proposed Business Combination, enGene Holdings Inc. (“Newco”), which will be the surviving public company of the Business Combination, intends to file with the SEC a registration statement on Form S-4 relating to the proposed Business Combination, which will include a preliminary proxy statement/prospectus. This communication is not intended to be, and is not, a substitute for the proxy statement/prospectus or any other document that Newco or FEAC has filed or may file with the SEC in connection with the proposed Business Combination. After the registration statement on Form S-4 has been declared effective, the definitive proxy statement/prospectus will be mailed to shareholders of FEAC as of a record date to be established for voting on the proposed Business Combination and the other proposals regarding the proposed Business Combination set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and shareholders of FEAC are urged to carefully read the entire proxy statement/prospectus, when it becomes available, as well as any amendments or supplements thereto, because they will contain important information about the proposed Business Combination. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters. FEAC investors and shareholders will also be able to obtain copies of the preliminary and definitive proxy statements/prospectuses, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Forbion European Acquisition Corp., Gooimeer 2-35, 1411 DC Naarden, The Netherlands, Attention: Cyril Lesser. Participants in the Solicitation FEAC, enGene, Newco and their respective directors, managers, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from FEAC’s shareholders with respect to the proposed business combination under the rules of the SEC. FEAC’s investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of FEAC’s directors and officers, without charge, in FEAC’s filings with the SEC, including, when filed with the SEC, the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement/prospectus, and other documents filed with the SEC. Such information with respect to enGene’s and Newco’s directors and executive officers will also be included in the proxy statement/prospectus. No Offer or Solicitation This Presentation is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and will not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, any securities (including securities of enGene, FEAC, Newco or the combined company), nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination will be implemented solely pursuant to the business combination agreement, to be filed as exhibit to the Current Report on Form 8-K to be filed by FEAC, which contains the full terms and conditions of the proposed business combination. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933. 3 | Confidential © 2023 | enGene

Disclaimers continued Cautionary Statement Regarding Forward-Looking Statements Some of the statements contained in this Presentation may constitute “forward-looking statements” and “forward-looking information”, as defined under applicable U.S. and Canadian securities laws, respectively (collectively, forward-looking statements ). These forward-looking statements include, but are not limited to, statements regarding enGene’s and FEAC’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward- looking. Forward-looking statements in this Presentation may include, for example, statements regarding: enGene’s research and development programs, regulatory and business strategy, future development plans, and management; enGene’s ability to advance product candidates and the timing or likelihood of regulatory filings and approvals; statements regarding FEAC’s or enGene’s ability to consummate the proposed business combination. All forward-looking statements are based on estimates and assumptions that, while considered reasonable by FEAC and its management and enGene and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond FEAC’s and enGene’s control. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and should not be relied on by an investor as, a guarantee, assurance, prediction or definitive statement of a fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of FEAC and enGene. All forward-looking statements are subject to risks, uncertainties and other factors that may cause actual results to differ materially from those that we expected and/or those expressed or implied by such forward- looking statements. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements with respect to the proposed business combination; the outcome of any legal proceedings that may be instituted against FEAC, enGene, Newco or others following this announcement of the proposed business combination and the definitive agreements with respect thereto; the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of FEAC or enGene, or to satisfy other conditions to closing; changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; the ability of the combined company to meet stock exchange listing standards following the consummation of the proposed business combination; the risk that the proposed business combination disrupts current plans and operations of enGene as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the net cash proceeds to the combined company following redemptions and transaction expenses; risks applicable to enGene’s business, including the extensive regulation of all aspects of enGene’s business, competition from other existing or newly developed products and treatments; risks associated with the protection of intellectual property, the combined company’s ability to raise additional capital to fund its produce development activity, and its ability to maintain key relationships and to attract and retain talented personnel; costs related to the proposed business combination; changes in applicable laws or regulations; the possibility that enGene or the combined company may be adversely affected by changes in domestic and foreign business, market, financial, political, legal conditions and laws and regulations; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; enGene’s estimates of expenses; or other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements and Risk Factor Summary” in FEAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, or other documents filed or to be filed from time to time by FEAC or Newco with the SEC. Any forward-looking statement speaks only as of the date on which it was made. FEAC and enGene anticipate that subsequent events and developments will cause FEAC and enGene’s assessments to change. While FEAC and enGene may elect to update these forward-looking statements at some point in the future, FEAC and enGene specifically disclaim any obligation to do so, unless required by applicable law. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. enGene and FEAC disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this Presentation and such liability is expressly disclaimed. 4 | Confidential © 2023 | enGene

enGene overview 5 | Confidential © 2023 | enGene

enGene: breaking barriers in genetic medicine NEXT GENERATION ADDRESSING COMPELLING VALUE EXPERIENCED MANAGEMENT NON-VIRAL GENE DELIVERY HIGH UNMET NEED PORTFOLIO ENHANCING CATALYSTS TEAM Ability to transfect tissues Lead indication addressing non- “Pipeline-in-a-product” Multiple potential catalysts Extensive drug development beyond the liver and muscle, muscle invasive bladder cancer potential with strong rationale anticipated over the next 3 expertise and experience across coupled with scalable for expansion into additional years: near and medium-term oncology, respiratory, and Strong initial efficacy with 71% manufacturing capacity to solid tumors and early-stage data readouts, multiple INDs, multiple other therapeutic Complete Response rate at 3- support commercial launch respiratory programs and BLA areas and modalities months Expected timelines and anticipated milestones reflect enGene management's current estimate and are subject to change. 6 | Confidential © 2023 | enGene Runway will be dependent on extent of proceeds net of redemption and transaction expenses

World-class leadership, investors and board of directors enGene Leadership Team Investors JASON HANSON, CEO ANTHONY CHEUNG, CTO JAMES SULLIVAN, CSO Former Roles: Co-founder, enGene (CEO through 2018) Former Roles: Chief Executive Officer, Ohana Co-inventor on all key enGene patents VP, Pulmonary Discovery, Translate Bio Founding Director, Mythic Therapeutics Former Committee Member, ASGCT Industry Liaison Executive Director, Sana Biotechnology Committee (2008-2014) EVP & Chief Strategy Officer, Nuvasive Director, R&D, Vertex Pharmaceuticals EY Entrepreneur of the Year Finalist (2017) Chief Operating Officer, Medicis Corporate VP, GE and GE Healthcare Board of Directors Marco Boorsma, PhD Forbion Gerry Brunk Lumira Ventures Anthony Cheung, PhD Co-founder/CTO ALEX GRASSIN, INTERIM CFO ROSEMARY MAZANET, INTERIM CMO ALEX NICHOLS, PRESIDENT AND COO Former Roles: Former Roles: Former Roles: Steve Gannon Fmr. CFO Aptalis, Cryocath CFO, Aleva Neurotherapeutics Head of Clinical Research (ONC & ID), Amgen Co-Founder and CEO, Mythic Therapeutics CFO / VP Finance, Genkyotex Public Equity Managing Partner (Oracle Partners, Co-Founder, Cogen Richard Glickman Fmr. CEO, Aurinia, Aspreva Argenis Capital, Apelles Capital) Controller, Alexion Associate, Flagship Pioneering Multiple Acting C-Suite Management Roles Jason Hanson, JD CEO Trustee, UPenn Health System Dennis Langer, MD, JD Fmr. SVP R&D, GSK Chair, Executive Advisory Board LDI Wharton 7 | Confidential © 2023 | enGene

enGene: organ-localized non-viral genetic medicines for mucosal tissues Mucosal tissues are underserved by enGene’s DDX platform turns mucosal tissues into payload gene therapy production factories Nasopharynx Carcinoma Rhinitis Mucosal vaccines Respiratory Tract Cystic Fibrosis Asthma COPD Lung cancer Gastrointestinal Tract Colorectal cancer Inflammatory Bowel Disease Dually Derivatized Oligochitosan (DDX) Non-viral plasmid-based therapies Short Bowel Syndrome • Mucus penetrating carrier • Systematic and rational design of genetic medicines Familial Adenomatous Polyposis • Oligomeric chitosan conjugated with glucose and mono- • Large capacity (>15kb) Bladder arginine • Complex cargos (EG-70 – multiple genes) Cancer • Proprietary to enGene with strong IP portfolio • Rapid iteration for new drug substances Localized administration of genetic medicines directly into the lumen of mucosal tissues 8 | Confidential © 2023 | enGene Schematic created using BioRender.com

enGene’s next gen medicines are a potential solution to historical gene therapy challenges CLEAR ADVANTAGES AND DIFFERENTIATION Getting beyond the Repeat dosing Bringing genetic medicines Scaled and scalable liver and muscle clinically validated to the mainstream manufacturing Current scale supports commercial Well-defined biodistribution Non-viral genetic medicines Beyond rare diseases launch • Unique, targeted, • Consistent protein expression • Streamlined end-to-end • Lead asset in oncology with organ-specific administration with repeat administrations manufacturing large expansion potential • Localizes powerful biology with • No vector-based immune • GMP manufacturing with • Broadly applicable minimal systemic toxicity risk responses low COGs compared to platform across various viral vectors therapeutic areas • Safe and well-tolerated with clinical activity • Long-term stability in standard • No AAV, AdV, or lenti-related fridges/freezers safety issues 9 | Confidential © 2023 | enGene

Platform powers deep wholly-owned pipeline: genitourinary cancers and beyond Therapeutic Area and Program Administration Discovery IND-Enabling Phase 1/2 Anticipated Milestones ONCOLOGY Phase 1 endpoints met (2H2022) RP2D identified (2H2022) Fast Track Designation; Actively recruiting; BCG-unresponsive NMIBC Phase 2 FPI (1H2023) Intravesical 71% CR rate at 3-months Phase 2 interim efficacy (1H2024) BLA (1H2025) EG-70 (detalimogene voraplasmid) Phase 2 FPI (2H2023) BCG-naïve NMIBC Intravesical Phase 2 interim efficacy (2H2024) GYN/GU Development candidate (1H2024) Direct Application tumors IND (2H2024) RESPIRATORY Development candidate (1H2024) Cystic Fibrosis EG-i08* Inhalation IND (1H2025) Phase 1 FPI (2H2025) Wholly-owned pipeline and strong IP portfolio enables broad strategic partnership potential Expected timelines and anticipated milestones reflect enGene management's current estimate and are subject to change. *Cystic fibrosis program subject to multifactor go/no-go assessment involving technical review and assessment of grant support availability 10 | Confidential © 2023 | enGene

EG-70 (detalimogene voraplasmid) addressing the unmet need in NMIBC 11 | Confidential © 2023 | enGene

EG-70 (detalimogene voraplasmid): clinical-stage program in a blockbuster indication NMIBC is a clear unmet medical need Initial EG-70 pt. population Tis (carcinoma in situ) 2 Highest cost of all cancers to treat >550,000 new cases of bladder Ta (urothelium) 1 cancer per year BCG is the only approved first line treatment T1 (lamina propria) non-muscle invasive disease T2 (muscle) 50% of patients fail BCG >75% of cases are non-muscle invasive disease T3 (fat layer) Radical cystectomy is the standard to prevent muscle invasion after BCG failure Global BCG shortage has created T4 (other organs around the bladder, such as prostate, uterus, vagina, pelvis or abdomen) a public health crisis FDA guidance: goal of therapy in BCG-unresponsive NMIBC is to avoid cystectomy Prostate (male only) Market: over 60,000 newly diagnosed BCG-unresponsive NMIBC patients globally per year 1 2 Richters et al., World Journal of Urology 2020; Mossanen and Gore, Curr Opin Urol 2014; Schematic created using BioRender.com 12 | Confidential © 2023 | enGene

EG-70 (detalimogene voraplasmid) : dual-immune activator designed to produce meaningful efficacy in NMIBC RIG-I agonists: • Stimulate T cell recruitment and neo-antigen presentation • NK cell stimulation and suppressor cell attenuation promotes tumor killing environment • Clinical data with innate immune activators support biological rationale IL-12: • Polarization, proliferation, and activation of T cells increases tumor killing • Promotes immunological memory • Strong efficacy in oncology with dose-limiting toxicities when systemically EG-70 is an easy-to-use lyophilized drug product reconstituted in urology clinics at point of administration administered – localized and circumscribed IL-12 is required 13 | Confidential © 2023 | enGene Schematic created using BioRender.com

EG-70 in NMIBC Patients Who Are BCG-Unresponsive and High-Risk NMIBC Patients Who Have Been Incompletely Treated With BCG or Are BCG-Naïve NCT04752722 We would like to thank the patients, their families, and all staff at participating sites enGene

FDA guidance: single-arm registrational study for BCG-unresponsive NMIBC • The Agency’s position is that no therapy exists for BCG- unresponsive NMIBC • Clearly defined patient population and entry criteria for BCG-unresponsive NMIBC • Approval is based on complete response rate, durability, and safety FDA guideline: use of a single-arm trial is appropriate for approval in BCG-unresponsive NMIBC 15 | Confidential © 2023 | enGene

Phase 1/2 combined registrational study design enables speed to pivotal data and registration Phase 1 – completion 2H2022 Phase 2 – interim data 1H2024 N = <24 patients N ~100 patients Patients: High-risk NMIBC failed BCG, with Cis Patients: High-risk NMIBC failed BCG, with Cis EG-70 Dosing: 2 or 4 doses in 12-week cycle EG-70 Dosing: RP2D for 4 cycles Cohorts: 3+3 dose escalation (4 dose levels) Cohorts: Single-arm, open label Endpoints: 1° - Safety; 2° - Identify RP2D*; Efficacy Endpoints: 1° - CR** rate at 12-months; 2° - safety and durability Fast Track Designation granted: rapid path to BLA submission in 1H2025 *RP2D is Recommended Phase 2 Dose; ** CR is complete response 16 | Confidential © 2023 | enGene Expected timelines and anticipated milestones reflect enGene management's current estimate and are subject to change.

71% Complete Response rate at 3-months with EG-70 in high grade NMIBC patients with CIS that are BCG-unresponsive ALL DOSE LEVELS CR at 15* and 18* months 3-Months: 71% CR (15/21) 1 DL1 6-Months: 42% CR (8/19) 2 (2x250µg) Patients continuing past 3-Months: 3 86% (18/21) 4 DL2 5 (2x800µg) 6 7 DL3 8 (2x2500µg) 9 * 10 DL2’ 11 (4x800µg) LEGEND 12 Currently on Treatment 13 DL2E** 14 Treatment Cycle Complete * (2x800µg) 15 Complete Response * 16 Progression or Relapse 17 ,† Stable Disease DL2’E** 18 * (4x800µg) * Discontinued Treatment 19 * Preliminary Data, Subject to 20 * Source Data Verification * 21 0 3 6 9 12 Efficacy Assessments (months) Data cutoff 4.26.2023; **E means ‘expansion’; † One additional patient was dosed in this group but later deemed by the independent DSMB to be ineligible and excluded from ‘efficacy set’ Note: As further specified in the “Risk Factors” section, this slide may include preliminary data from our clinical trials that may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data. 17 | Confidential © 2023 | enGene Dose-level and patient number

71% Complete Response rate at 3-months with EG-70 in high grade NMIBC patients with CIS that are BCG-unresponsive ALL DOSE LEVELS CR at 15* and 18* months 3-Months: 71% CR (15/21) 1 DL1 6-Months: 42% CR (8/19) 2 (2x250µg) Patients continuing past 3-Months: 3 86% (18/21) 4 DL2 5 RP2D: DL2’ 4X800 UG (2x800µg) 6 3-Months: 78% CR (7/9) 7 DL3 6-Months: 57% CR (4/7) 8 (2x2500µg) Patients continuing past 3-Months: 9 * 100% (9/9) 10 DL2’ 11 (4x800µg) LEGEND 12 Currently on Treatment 13 DL2E** 14 Treatment Cycle Complete * (2x800µg) 15 Complete Response * 16 Progression or Relapse 17 ,† Stable Disease DL2’E** 18 * (4x800µg) * Discontinued Treatment 19 * Preliminary Data, Subject to 20 * Source Data Verification * 21 0 3 6 9 12 Efficacy Assessments (months) Data cutoff 4.26.2023; **E means ‘expansion’; † One additional patient was dosed in this group but later deemed by the independent DSMB to be ineligible and excluded from ‘efficacy set’ Note: As further specified in the “Risk Factors” section, this slide may include preliminary data from our clinical trials that may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data. 18 | Confidential © 2023 | enGene Dose-level and patient number

Urinalysis demonstrates EG-70 proof-of-mechanism Urine IL-12 in Phase 1 dose-escalation 1000 DL1 DL2 IL-12 quantified in all patients dosed to-date* 100 DL3 Drug is administered on Days 1 and 8 10 Urine collected prior to dosing 1 Dose-response, localized to the bladder Urine IL-12 levels in DL2 are an order of magnitude higher than DL1 0.1 No further increases in IL-12 production with DL3 IL-12 is not detected in plasma demonstrating localized effects 0 D1 D3 D8 D10 W3 W10 st nd 1 dose 2 dose Strong localized production of IL-12 with unremarkable plasma cytokine excursions validates EG-70 proof-of-mechanism 19 | Confidential © 2023 | enGene *Slide reflects all data available as of September 2022. DL1 is dose-level 1 (250µg/mL); DL2 is dose-level 2 (800µg/mL); DL3 is dose-level 3 (2,500µg/mL) Human IL-12 (pg/mL)

Excellent position to optimize EG-70 RP2D based on efficacy and biomarkers – not based on toxicity! Reported AEs to-date are largely consistent with instrumentation/intravesical administration Grade 1 AEs Grade 2 AEs Grade 3 AEs Grade 4 AEs Grade 5 AEs (moderate) (mild) (severe) (life-threatening) (result in death) Aggregate Safety 86 25 3 0 0 (N, all dose-levels) • Renal failure* • Hematuria (8%) • UTI • Dysuria (6%) • UTI (16%) • Pneumonia** • Enterococcal • Pneumonitis** • Constipation (3%) Most commonly • Contusion (3%) (4%) - - • Micturition urgency reported AEs (%) • Flank Pain (3%) • Micturition urgency (8%) (3%) • Arthralgia (3%) No correlation between dose and grade or number of AEs Primary endpoint of the Phase 1 study has been met; decision-making for RP2D based on efficacy and biomarkers, not toxicity, a rare position in oncology Data cutoff: 05.02.2023; *patient had a history of renal failure – enrollment criteria for Phase 2 amended to exclude history of renal failure; ** Occurred in the same patient, considered not related to study drug 20 | Confidential © 2023 | enGene

LEGEND study designed to include any CIS-containing NMIBC patient Phase 1/2, pivotal single-arm open-label clinical trial to demonstrate safety and efficacy of EG-70 • In BCG-unresponsive NMIBC patients with Cis • In BCG naïve (or incompletely treated) NMIBC patients with Cis 2021 2022 2023 2024 2025 2020 H2 H1 H2 H1 H2 H1 H2 H1 H2 H1 H2 Fast-track granted (11/25) BLA IND submission (09/30) IND clearance (10/30) Phase 1/Dose-escalation Long term Study start up Phase 2/ Expansion phase (total 100 patients) (cohorts 1-3) follow-up (2yr) FPI Start of Ph2 FPI Interim efficacy analysis Last Patient 12-month (May) Ph2 (n=45, 2 cycles tx) follow-up RP2D selection Long term follow BCG-naïve patients (up to 74 patients) up (2yr) Completed Ph2 FPI Interim efficacy analysis Last Patient 12-month (n=24, 2 cycles tx) follow-up Naïve cohort estimated to start 6 months after unresponsive 21 | Confidential © 2023 | enGene Expected timelines and anticipated milestones reflect enGene management's current estimate and are subject to change.

Urologists play a central role in care throughout the patient journey Treatment Diagnosis (multi-year window) High-grade NMIBC with carcinoma Blood in urine: in situ (CIS): referred to urologist start BCG induction course Standard diagnostic work-up: Repeat standard work-up at 3- cytology, cystoscopy, and biopsy months: BCG maintenance NMIBC diagnosis and grading Routine surveillance (low, intermediate, high) every 3-months BCG has failed. Tumor has recurred. ~2-years have elapsed. Urologists drive decision-making after BCG-failure. Treatment options for BCG-unresponsive high-grade NMIBC with CIS Urologist: Surgeon: Refer to medical oncologist: Radical cystectomy iv pembro intravesical agent Intravesical agents are the preferred choice over systemic checkpoint inhibitor therapy to avoid radical cystectomy 22 | Confidential © 2023 | enGene

Checkpoint inhibitors – not the first choice in NMIBC “With Grade 3 and 4 AEs at 13%, a patient is just as likely to have an autoimmune SAE as a durable CR” -Max Kates, MD, Director Bladder Cancer Program Johns Hopkins Medicine, on Keytruda (pembrolizumab) use in NMIBC Patients, n (%) Treatment N=96 1 Keytruda Complete Response rate at 12-months 17 (18%) 1 Keytruda SAEs (≥ Grade 3 AE) 13 (14%) 2 Radical Cystectomy (≥ Grade 3 complications) 153/1142 (13%) 1 2 Keytruda or Radical Cystectomy Mortality (within 12-months) 1% Sources: 1. Balar et al. Lancet Oncology 2021; 2. Donat et al. European Urology 2009 23 | Confidential © 2023 | enGene

Durability of complete response can be predicted from competitors BCG-unresponsive monotherapy comparison Historical rates of CR attrition Complete Response Rates 3-months 6-months 12-months Pembrolizumab 41% CR 36% 18% Nadofaragene 51% N/A 23% firadenovec + Syn3 CG0070 + DDM N/A 47% 27% Pembrolizumab Vicineum 40% 38% 18% CG0070 + DDM Vicineum Nadofaragene firadenovec + Syn3 • Consistent rate of CR attrition over time across • Competitor data are reported on an ITT basis from Phase 2 or pivotal studies competitor monotherapies with optimized doses 1. Sources – publicly available clinical data 2. CG0070 monotherapy data shown – the relevant comparison to EG-70 3. Development of Vicineum has been paused and Sesen Bio has consummated a merger with Carisma and is no longer a going concern. 4. Agents in development for low- and intermediate risk NMIBC patients are not part of the competitive landscape as these are very different target populations from Cis patients 5. Drug/device combinations and investigational products being developed for primary use in combination therapy (e.g., with a checkpoint inhibitor) excluded from monotherapy comparison, including TAR-200 (See April 30, 2023 press release of The Janssen Pharmaceutical Companies of Johnson & Johnson) and Anktiva (See July 28, 2022 press release of ImmunityBio, Inc.) 24 | Confidential © 2023 | enGene

enGene is well-positioned to capture the NMIBC market BCG-unresponsive monotherapy comparison Historical rates of CR attrition Complete Response Rates EG-70 3-months 6-months 12-months Pembrolizumab 41% CR 36% 18% Nadofaragene 51% N/A 23% firadenovec + Syn3 CG0070 + DDM N/A 47% 27% Pembrolizumab Vicineum 40% 38% 18% CG0070 + DDM Vicineum Nadofaragene firadenovec + Syn3 EG-70: 71% CR at 3-mos is best-in-class • Competitor data are reported on an ITT basis from Phase 2 or pivotal studies • Consistent rate of CR attrition over time across with optimized doses competitor monotherapies • EG-70 CR rate reflects aggregate of all doses assessed in Phase 1 • Predicts best-in-class durability for EG-70 1. Sources – publicly available clinical data 2. CG0070 monotherapy data shown – the relevant comparison to EG-70 3. Development of Vicineum has been paused and Sesen Bio has consummated a merger with Carisma and is no longer a going concern. 4. Agents in development for low- and intermediate risk NMIBC patients are not part of the competitive landscape as these are very different target populations from Cis patients 5. Drug/device combinations and investigational products being developed for primary use in combination therapy (e.g., with a checkpoint inhibitor) excluded from monotherapy comparison, including TAR-200 (See April 30, 2023 press release of The Janssen Pharmaceutical Companies of Johnson & Johnson) and Anktiva (See July 28, 2022 press release of ImmunityBio, Inc.) 25 | Confidential © 2023 | enGene

EG-70 commercial potential in BCG-unresponsive NMIBC Novel non-viral Potential for superior Potential for highly Ease of use enables EG-70 intravesical efficacy against leading favorably safety access to community ✓✓✓✓ Target Profile monotherapy competitors profile urology clinics While the data are still early, EG-70's safety profile and efficacy are well on their way towards establishing a new benchmark for monotherapy treatment of high-risk NMIBC with BCG-unresponsive Carcinoma in situ (CIS). If these trends continue into Phase II, I am optimistic that EG-70 will become an important, useful, and innovative tool in the fight against non-muscle invasive bladder cancer (NMIBC), especially given its non-viral nature and relative ease of handling and use. -Gary Steinberg, MD, Professor and Director at the Perlmutter Cancer Center and Department of Urology Goldstein Urology Bladder Cancer Program of NYU Langone Health 26 | Confidential © 2023 | enGene

LEGEND study is a platform designed to create an expansive oncology franchise with EG-70 EG-70 provides a significant therapeutic advantage: locally harnessing the power of both arms of the immune system without systemic toxicity * (potential to accelerate with additional capital) Commercial Launch : 2025 A strong Phase 1 data package in the LEGEND study establishes a launchpad for EG-70 expansion cervical Strong, well-validated biology with a novel combination cancer Localized IL-12 ovarian locally Localized RIG-I activation cancer st advanced/ BCG-unresponsive 1 line metastatic Robust pre-clinical data – profound efficacy with immunological memory NMIBC NMIBC** prostate bladder (>60k pts/yr) (60k pts/yr) cancer Favorable safety profile (IND-package and clinical data) cancer Flexible formulation amenable to multiple routes of administration lung cancer IP fortress through at least 2040 colorectal cancer *Potential launch dates and indications are illustrative of EG-70’s potential; 27 | Confidential © 2023 | enGene **FDA has suggested including 1L patients in our study – use in 1L BCG-naïve patients would double the potential addressable patient population

EG-70 cured animals are protected from re-challenge: demonstrates generation of anti-tumor immunity Bioluminescence after local intravesical rechallenge 85-days post-cure Naive control re-challenge 10 13 days post rechallenge 10 Naïve re-challenge mEG-70-cured re-challenge 8 10 6 10 4 10 mEG-70-cured rechallenge 2 10 0 10 7 13 21 28 Days post-rechallenge Days after re-challenge Treatment with mEG-70 results in long-lasting anti-tumor response as demonstrated by protection from local tumor re-challenge 28 | Confidential © 2023 | enGene INT02 Quantifiable -388 total flux signal below background radiance Total Flux [log p/s] Total Flux [photons/sec]

EG-70 systemic and antigen-specific protection Opens advanced disease: MIBC and Metastatic Disease MB49-Luc IVI IVI Re-challenge IVIS IVIS IVIS IVIS IVIS MB49-Luc instillation Tx1 Tx2 Study Day 1 10 17 73 80 86 94 101 108 mEG-70-cured : MB49-Luc SC re-challenge Disease mEG-70 induction mEG-70-cured : B16-F10 SC re-challenge Naïve : MB49-Luc SC re-challenge Naïve : B16-F10 SC re-challenge Tumor volume after distal subcutaneous rechallenge MB49-Luc s.c. re-challenge B16-F10 s.c. re-challenge Re-challenge Naïve Re-challenge Naïve 2500 2500 2500 2500 2000 2000 2000 2000 1500 1500 1500 1500 1000 1000 1000 1000 500 500 500 500 0 0 0 0 0 7 14 21 28 35 42 49 0 7 14 21 28 35 42 49 0 7 14 21 28 35 42 49 0 7 14 21 28 35 42 49 Days post-rechallenge Days post-rechallenge Days post-rechallenge Days post-rechallenge Tumor growth : 0/16 (0%) 12/12 (100%) 11/15 (73%) 12/12 (100%) Treatment with mEG-70 results in systemic anti-tumor immunity that is antigen-specific 29 | Confidential © 2023 | enGene INT02-388 3 Tumor Volume (mm )

Opportunities for EG-70 expansion demonstrated Development of the route of POC Pharmacokinetics/ Efficacy administration For Pharmacodynamics Expression Peritoneal cavity (ovarian and other peritoneal cancers) Cervix Prostate Upper urinary tract Distal Colon Glioblastoma (Intratumoral Injection) With proven safety and efficacy of EG-70 in patients with NMIBC, enGene is rapidly expanding EG-70 to treat several solid tumor types with significant unmet needs. Above assessments are based on preclinical models 30 | Confidential © 2023 | enGene

Intraperitoneal administration in mice produces physiologically relevant levels of IL-12 that produce desired downstream biology of immune activation Ovarian Cancer Disease Model Assessment Ongoing 200 200 8 0 190 PEG-RXG-N9 100 150 mEG-70 6 0 80 Dosed at 1mg DNA 100 4 0 60 40 2 0 50 20 0 0 0 Naive 0.01 0.1 0.5 1 5 10 15 25 Naive 0.01 ug 0.1 ug 0.5 ug 1 ug 5 ug 10 ug 15 ug 25 ug Naive c0.0083 c0.083 c0.417 c0.83 c4.17 c8.33 24h c12.548h c20.8 7d 14d 4h 72h Dose-response relationship optimized IFN-g activated downstream of EG-70 Data are expressed as mean ± Standard Deviation mIL-12 (pg/mL) mIL-12 (pg/mL) mIFN-γ (pg/mL) mIFN-γ (pg/mL)

Direct prostate injection in mice produces physiologically relevant levels of IL-12 that produce desired downstream biology of immune activation Prostate * ** 100 100 *** * ** * * * 10 10 1 1 0.1 0.1 0.01 0.001 0.01 Naive 0.6 ug 0.6 ug 0.6 ug 0.06 ug 0.6 ug 6 ug 60 ug Naive 0.6 ug 0.6ug 0.6 ug 0.06 ug 0.6 ug 6 ug 60 ug 24 hours 48 hours 24 hours 48 hours Dose-response relationship optimized IFN-g activated downstream of EG-70 Samples below assay LLOQ were imputed as 0.01; data expressed as geomean ± geometric SD; *p < 0.05, **p < 0.01, ***p < 0.001 (Kruskal-Wallis test) pg mIL-12 / mg total protein pg mIFN-γ / mg total protein

Glioblastoma: Compelling preclinical rationale for EG-70 in additional solid tumor indications with high unmet medical need Survival in GL261 high- Survival after stereotactic re- grade glioma challenge with GL261 cells EG-70 mediates 80% survival in mice EG-70 mediates 100% survival in with high-grade glioma cured and re-challenge mice Findings in GL261 high-grade glioma reinforce EG-70 as a highly effective immune-oncology candidate with rationale for solid tumor indications 33 | Confidential © 2023 | enGene

enGene platform is ideal for delivery to the lungs CFTR mRNA expression in mouse lung Membrane depolarization in HEK293 cells transfected with CFTR construct and a dose-response of CFTR channel inhibitor 1000 800 hCFTR hCFTR hCFTR + DMSO (ctrl) hCFTR - DMSO ctrl 600 +10µM FSK hCFTR + 20µM Inh-172 hCFTR +50uM Inh-172 10uM FSK 400 hCFTR + 50µM Inh-172 hCFTR + 20uM Inh-172 GFP ctrl 200 GFP ctrl 0 50 100 150 200 -200 Read Naive CFTR-1 CFTR-2 C125 C125 Biologically active CFTR construct validates EG-i08 drug substance; formulation compatibility with state-of-the-art vibrating mesh nebulizer confirmed n=2-8 animals/group; data are mean +/- SD; intratracheal delivery of 50µL of suspension at C125 (125µg DNA/mL) HEK293 cells transfected with hCFTR constructs or GFP control; membrane depolarization measured 48h post-transfection; CFTR inhibitor (inh-172) used as control; Forskolin (FSK) 34 | Confidential © 2023 | enGene treatment conducted after baseline readings Copy Number RFU

Combination enables achievement of major milestones Cash runway into 2025* Therapeutic Area and Program Administration Discovery IND-Enabling Phase 1/2 Anticipated Milestones ONCOLOGY Phase 1 endpoints met (2H2022) RP2D identified (2H2022) Fast Track Designation; Actively recruiting; BCG-unresponsive NMIBC Phase 2 FPI (1H2023) Intravesical 71% CR rate at 3-months Phase 2 interim efficacy (1H2024) BLA (1H2025) EG-70 (detalimogene voraplasmid) Phase 2 FPI (2H2023) BCG-naïve NMIBC Intravesical Phase 2 interim efficacy (2H2024) GYN/GU Development candidate (1H2024) Direct Application tumors IND (2H2024) RESPIRATORY Development candidate (1H2024) Cystic Fibrosis EG-i08** Inhalation IND (1H2025) Phase 1 FPI (2H2025) Wholly-owned pipeline and strong IP portfolio enables broad strategic partnership potential Expected timelines and anticipated milestones reflect enGene management's current estimate and are subject to change. *Runway will be dependent on extent of proceeds net of redemptions and transaction expenses 35 | Confidential © 2023 | enGene **Cystic fibrosis program subject to multifactor go/no-go assessment involving technical review and assessment of grant support availability

Appendix 36 | Confidential © 2023 | enGene

Phase 1 study schema - design, dosing, and analysis Overview Cohorts, dosing, and analysis Patients: High-risk NMIBC with CIS – failed BCG Dose-level 1 (N=3) - 250µg DNA/mL Dose-level 2 (N=3-6) - 800µg DNA/mL Treatment Cycle (SoC): 12 weeks Dose-level 3 (N=3-6) - 2,500µg DNA/mL EG-70 Dosing: -1 1 3 8 10 3 10 12 13 96 Weeks 1 and 2 of each cycle Weeks Weeks Days Dose✓✓ Cohorts: Up to 3 additional ✓✓✓✓✓✓ Urine 3-6 patients per dose level (up to 4 cohorts) dosing cycles ✓✓✓✓✓✓ Plasma (elective) if Endpoints: patients have SD Biopsy✓✓ or CR at 12- 1° - Safety Cystoscopy✓✓ weeks 2° - Identify RP2D; Efficacy ✓✓ Cytology Exploratory - Biomarkers Unit dose-escalation is complete with excellent safety and efficacy results aggregated 37 | Confidential © 2023 | enGene

Prime dosing schedule - 4 doses per 12-week cycle Hypothesis Frequency dose-escalation will lead to sustained exposure of the urothelium to EG-70 therapeutic payloads th Urinary IL-12 is sustained through the 4 dose Cohort, dosing, and analysis Drug is administered on weeks 1, 2, 5, and 6 Dose-level 2 Prime (N=3-6) - 800µg DNA/mL IL-12 is not detected in plasma demonstrating local effects -1 1 2 3 4 5 6 7 8 9 10 11 12 th Induction of CXCL10 sustained through 4 dose Weeks Major chemokine responsible for T cell recruitment ✓✓✓✓ Dose Downstream effector molecule of the innate and adaptive ✓✓✓✓✓✓✓ Urine immune response Plasma✓✓✓✓✓✓✓ Prime dosing confirms EG-70 biological hypothesis while demonstrating the ability to repeat dose with no loss of pharmacodynamic effect 38 | Confidential © 2023 | enGene Dose-level 2 prime data are available in the appendix

DL2 prime 4-Instillation regimen results in sustained urinary IL-12 throughout the treatment cycle th Matched-pairs pre-post dosing Matched-pairs pre-post dosing (4 (first two doses) dose of 2-prime) 1000 1000 1000 DL2 (solid) DL2’ (dashed) 100 100 100 10 10 10 1 1 1 0.1 0.1 0.1 0.01 0.01 0.01 BLOQ BLOQ BLOQ 0.001 0.001 0.001 Pre Post Pre Post Pre Post Timing Timing Timing D1 D3 D8 D10 D36 D38 st nd th 1 dose 2 dose 4 dose IL-12 induction observed consistently 2 days post-dose even after 4th instillation 39 | Confidential © 2023 | enGene DL2 is dose-level 2 (800µg/mL); levels not measured 2 days after third dose to minimize patient burden

CXCL-10: urinalysis demonstrates EG-70 proof-of-mechanism Critical chemokine downstream of RIG-I activation important for T cell recruitment to the tumor microenvironment th Matched-pairs pre-post dosing Matched-pairs pre-post dosing (4 (first two doses) dose of 2-prime) 10000 10000 10000 DL2 (solid) DL2’ (dashed) 1000 1000 1000 100 100 100 10 10 10 1 1 1 Pre Post Pre Post Pre Post Timing Timing Timing D1 D3 D8 D10 D36 D38 st nd th 1 dose 2 dose 4 dose CXCL-10 increases after treatment with sustained induction after the 4th dose DL1 is dose-level 1 (250µg/mL); DL2 is dose-level 2 (800µg/mL); DL3 is dose-level 3 (2,500µg/mL). Levels not measured 2 days after third dose to minimize patient burden 40 | Confidential © 2023 | enGene

Recommended Phase 2 dose selection parameters: safety, efficacy, and biomarkers SAFETY EFFICACY BIOMARKERS Primary endpoint (safety): A priori internal criteria for efficacy within a dose-level at Hypothesis: Week 12: • No observed dose-limiting toxicities in the • Increased dosing frequency with DL2’ leads study. • 2/3 patients with CR in the initial cohort to sustained urothelial exposure of EG-70 therapeutic payloads. • No correlation between dose and grade or • 3/6 patients with CR in the full, expanded cohort number of AEs. Result: • Sustained urine IL-12 and CXCL10 Week 12 efficacy results as of March 20, 2023: throughout the 12-week treatment cycle Safety is not differentiating for RP2D decision- • DL2 - 3/6 CRs; DL2’ - 6/8 CRs with DL2’ regimen. making. Efficacy is not differentiating for RP2D decision-making. Comparison of urinary biomarkers in DL2 and DL2’ is differentiating for RP2D Yes DL2 RP2D DL2’ Yes DL2 RP2D safety signal No Yes DL2 RP2D DL2’ efficacy < DL2 No DL2’ biomarker No AUC ≤ DL2 DL2’ RP2D DL2 is dose-level 2 (2 x 800µg/mL per 12 week cycle); DL2’ is dose-level 2 prime (4 x 800µg/mL per 12 week cycle). Note: As further specified in the ”Risk Factors” section, this slide may include or make reference to preliminary data from our clinical trials that may change as more patient data become available and are subject to audit and verification procedures that could result in material 41 | Confidential © 2023 | enGene changes in the final data.

EG-70 beyond mucosa 42 | Confidential © 2023 | enGene

EG-70 exerts robust efficacy by intra-tumoral injection in subcutaneous tumors Expression & pharmacodynamic effect Efficacy Twice weekly intra-tumoral injections for three weeks Tumors collected 48 h after first the dose Tumor volume monitored as efficacy endpoint IL-12 protein IFNg protein Sham mEG-70 2500 2500 2000 2000 1500 1500 1000 1000 500 500 ** 0 0 -1 10 20 30 40 50 -1 10 20 30 40 50 • MB49-Luc tumor cells were injected subcutaneously on the flank of mice • Twelve days post-implantation, sham (1% mannitol) or mEG-70 (25 µg plasmid DNA) was administered by local intratumoral injection Strong transgene expression, pharmacodynamic effect, and curative potential of mEG-70 in subcutaneous tumor tissue 43 | Confidential © 2023 | enGene *p <0.05, Mann Whitney; **euthanized prematurely due to tumor ulceration; expression and PD data are shown as mean ± SEM 3 Tumor volume (mm ) 3 Tumor volume (mm )

EG-70 preclinical and CMC data 44 | Confidential © 2023 | enGene

EG-70 long term storage stability enables standard fridge and freezer usage for streamlined handling and logistics EG-70 stability EG-70 stability (-20°C) (5°C) Acceptance criteria Acceptance criteria Process used for Ph1 material Process used for Ph2 and launch material Lot 1 Lot 2 Lot 3 Lot 1 Lot 2 Monitoring the storage stability of EG-70 is on-going; Drug Product lots stored at -20°C and 5°C remain stable to date 45 | Confidential © 2023 | enGene

Multiple MoA of EG-70 result in profound antitumor efficacy Bioluminescence Experimental Design Survival (bladder tumor luciferase) Induction – 9 days Treatment Monitoring ns 10 10 Sham – 1% Mannitol 9 10 8 10 mEG-70 (5µg DNA/mL) 7 10 Luc-MB49 Cells 6 10 mEG-70 (20µg DNA/mL) 5 10 Instilled to induce orthotopic 4 10 bladder cancer mEG-70 (80µg DNA/mL) 3 10 2 10 1 10 0 Day 1: Day 10: Day 17: Day 28: 10 Luc-MB49 instillation IVI Tx IVI Tx Bioluminescence Naive Sham 5 20 80 mEG-70 (mg pDNA) Naïve Control Animals mEG-70 reduces tumor burden and mediates long-term survival in an orthotopic murine model bladder cancer – extends preclinical validation to advanced disease Bioluminescence: n=16-19/group; bioluminescence data are geometric mean +/- 95% CI; One-way ANOVA; representative images from IVIS imaging; Survival: n=12/group, Log-rank (Mantel-Cox) IVI: intravesical 46 | Confidential © 2023 | enGene Bioluminescence Total Flux [p/s]

Expanded focus: EG-70 in patients with bladder cancer and intact bladders To prevent radical cystectomy, EG-70 could be used in all disease states non-muscle invasive disease • T1 • T2 • T3 • Possibly T4 when newly diagnosed Unique combination potential with expanded EG-70 focus Schematic created using BioRender.com 47 | Confidential © 2023 | enGene

EG-70 induces dose-dependent target engagement in bladders of tumor-bearing mice Ifnb Ifna2 Ddx58 Irf7 Isg15 Cxcl10 Ifit1 Ccl5 Tnfa Ifng Strong dose-dependent induction of RIG-I and IL-12 signaling in bladders of tumor-bearing mice treated with EG-70 n=8/group; data are mean +/- SEM; Mann Whitney t-test; 48 | Confidential © 2023 | enGene INT02-348 tumor bearing mice treated with indicated doses of mEG-70; bladder harvested 24h post-administration for Taqman qPCR of bladder tissue lysates

EG-70 mechanism of action: increased NK cell and reduced MDSC and TAM ratios in bladder tissue MDSC NK cells Myeloid Macrophage *** **** *** **** 10 80 40 40 60 30 30 5 40 20 20 20 10 10 0 0 0 0 Sham mEG-70 Sham mEG-70 Sham mEG-70 Sham mEG-70 NK cells activation/maturation Cytokine profile CD69+/KLRG1+ CD11b+/CD27+ IFNγ Granzyme B CXCL10 TNFα IL-4 **** ** 40 25 250 15 0.25 6 60 20 200 0.20 30 10 15 150 0.15 4 40 20 10 100 0.10 5 2 20 10 5 50 0.05 ND 0 0 0 0.00 0 0 0 Sham mEG-70 Sham mEG-70 Sham mEG-70 Sham mEG70 Sham mEG70 Sham mEG70 Sham mEG70 mEG-70 promotes a less suppressive tumor microenvironment in the bladder NK: natural killer frequency, activation and cytokine profiling assessed on Day 13 (3 days post first dose); mean ± SD MDSC: myeloid-derived suppressive cell and TAM: tumor-associated macrophage assessed on Day 20 (3 days post second dose); mean ± SD 49 | Confidential © 2023 | enGene Cytokine profile on Day 13 is shown; mean ± SD % CD69+KLRG+ % NK1.1+ % CD11b+CD27+ % CD11b+ pg IFNg/ mg total protein pg Granzyme B/ mg total protein %Ly6G+Ly6C+ pg IP-10/ mg total protein %CD11b+Ly6C+F480hi pg TNFα/ mg total protein pg IL-4/ mg total protein

EG-70 mechanism of action: T-cell recruitment and infiltration into tumor microenvironment Bladder Lymph node CD4 CD8 CD4 CD8 **** **** 15 25 30 30 *** **** 20 10 20 20 15 10 5 10 10 5 0 0 0 0 Sham mEG-70 Sham mEG-70 Sham mEG-70 Sham mEG-70 H&E CD3 CD4 CD8 Sham mEG-70 mEG-70 promotes an anti-tumor adaptive immune cell response T cells assessed on Day 23 (6 days post second dose), mean ± SD; IHC performed on bladder tissue collected on Day 22 (5 days post second dose) 50 | Confidential © 2023 | enGene % CD4+ % CD8+ % CD4+ % CD8+

Depletion of helper T cells results in loss of anti-tumor activity Study MB49-Luc IVI IVI Termination instillation Tx1 Tx2 FACS to confirm depletion (blood) Study timeline -3 -2 -1 1 3 6 10 13 17 20 24 27 29 Anti-mouse CD4/CD8α intraperitoneal injection CD4 depleted animals Survival Bladder weight Depletion of CD4 T cells results in loss of mEG-70-mediated anti-tumor activity Bladder weight data: Mean ± SEM, *p<0.05, unpaired t test; Survival: *p<0.05, Log-rank (Mantel-Cox) test 51 | Confidential © 2023 | enGene INT02 INT02- -409 429

EG-70 induces strong target engagement of RIG-I and IL-12 signaling: biomarkers translate across species Ifng Tnfa Ifnb1 Irf7 Mouse Non-human primate Empty EG-70 Empty EG-70 Empty EG-70 Empty EG-70 Vector Vector Vector Vector Mouse data: n=8/group; data are mean +/- SEM; Mann Whitney t-test; tumor bearing mice; bladders collected 24h post-administration for Taqman qPCR of bladder tissue lysates NHP data: EG-70 or empty vector control; intravesival administration; tissue collected 48 h post-administration; mean ± SEM, fold change vs empty vector control; 52 | Confidential © 2023 | enGene INT02 Tbp used -348 as internal control gene; representative of 1 animal per treatment group, with 5 pieces of bladder tissue per animal

EG-70: profound efficacy coupled to a remarkably clean safety profile Toxicology studies did not reveal a maximum tolerated dose (MTD) • Mice - no adverse findings attributable to mEG-70 • Monkeys - very well-tolerated with no systemic findings; • Local findings limited to transient mild inflammation consistent with intravesical administrations • All changes showed reversibility Biodistribution - payloads are circumscribed to bladder as intended and designed • Bladder: plasmid DNA found at sustained levels in bladder tissue and urine • Blood: Transient plasmid DNA in the NHP blood 24 to 48 hours after dosing; regressed to zero rapidly • Non-target tissues: no significant levels detected No Adverse Events Limit (NOAEL) was the highest dose tested – maximum feasible dose • Enabled pharmacologically active dose in mice and in NHPs to be the starting dose for Phase 1 EG-70 is a powerful anti-tumor agent with an exquisite safety profile; well-tolerated, circumscribed payloads, with no MTD 53 | Confidential © 2023 | enGene

Additional lung program detail 54 | Confidential © 2023 | enGene

Platform expansion to lung – Cystic Fibrosis Significant number of patients lack Market need: functional CFTR for patients treatment despite Vertex agents with loss of function mutations not amenable to standard of care Cystic Fibrosis patients worldwide (86,430) EG-i08 Kalydeco-eligible on treatment Modulator eligible but (11,750) (17,120) potentially not on • Opportunity to address the 25,000 patients treatment currently underserved • DNA encoding fully functional CFTR delivered Trikafta-eligible on treatment to lung Not amenable to (49,440) (8,100) modulator • Nebulized CFTR DNA in DDX formulation treatment • Self-administered inhalable medicine Our focus • Regulatory and CF Foundation support for curative approaches to Cystic Fibrosis Sources: 2018 U.S. CFF Patient Registry; 2017 ECFS Patient Registry; NEJM 2019; 381:1809-1819; Lancet 2019; 394(10212):1940-1948 55 | Confidential © 2023 | enGene

enGene platform is ideal for delivery to the lungs DNA copies in mouse lung Cell-type transfection in mouse lung Pneumocytes type 1 Dose (µg DNA/mL) 0 0.125 1.25 12.5 125 1000 RNA copies in mouse lung Pneumocytes type 2 Dose (µg DNA/mL) 0 0.125 1.25 12.5 125 1000 Dose-responsive transfection and expression in the deepest regions of the mouse airway n=8 animals/group; data are mean +/- SEM; intratracheal administration of 50µL of suspension at the indicated doses; Emr1 - EGF-like module-containing mucin-like hormone receptor-like 56 | Confidential © 2023 | enGene 1 (F4/80); Pdpn - Podoplanin; Sftpc - Surfactant protein C; Zoomed images from originals taken at 20X magnification Copy Number Copy Number

enGene breaking barriers in genetic medicine

Risk factors 58 | Confidential © 2023 | enGene

Risk factors Key Risks Relating to enGene Inc. Certain factors may have a material adverse effect on our business, financial condition, and results of operations. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business and results of operations. If any of the following risks actually occurs, our business, financial condition, results of operations, and future prospects could be adversely affected. In this section, “we”, “our” and words to similar effect refer, for periods prior to the completion of the business combination, if any, to enGene Inc., and for periods following any business combination, to the combined company resulting therefrom. Risks Relating to Our Business • The sizes of the markets and forecasts of market growth for the demand of our novel gene therapy platform, product candidates and other key potential success factors are based on a number of complex assumptions and estimates, and may be inaccurate. • We expect to make significant investments in our continued research and development of EG-70, other new product candidates and gene therapies and services, which may not be successful, and if we are not successful, we may not be able to achieve or sustain profitability in the future. As an organization, we do not have any experience in any such new lines of business and failure to identify other product candidates and/or execute on the expansion of our business would adversely affect our business and results of operations. • We have incurred net losses in every year since our inception and anticipate that we will continue to incur net losses in the foreseeable future. • Our recurring losses from operations and financial condition raise substantial doubt about our ability to continue as a going concern. • To date, we have not generated any product revenue, have a history of losses and will need to raise additional capital to fund our operations. If we fail to obtain necessary financing, we will not be able to complete the development and commercialization of our product candidates. • We face significant competition from other biotechnology and pharmaceutical companies, which may result in our competitors discovering, developing or commercializing products before us or more successfully than we do. Our business and results of operations could be adversely affected if we fail to compete effectively. • The genetic medicine field is relatively new and evolving rapidly. Because of our limited technical, financial and human resources, we are focusing our research and development efforts on our gene therapy platform and our therapeutic product candidates among many potential options. As a result, we may forego or delay pursuit of other gene therapy technologies or other therapeutic product candidates that provide significant advantages over our platform, which could materially harm our business and results of operations. • We may expend our limited resources to pursue a particular program, product candidate or indication and fail to capitalize on programs, product candidates or indications that may be more profitable or for which there is a greater likelihood of positive patient outcomes and commercial success. • Our long-term success will depend, in part, upon our ability to develop, receive regulatory approval for, and commercialize our gene therapies. • Our therapeutics product candidates are in preclinical or clinical development, which is a lengthy and expensive process with uncertain outcomes and the potential for substantial delays. We cannot give any assurance that any of our product candidates will receive regulatory approval, which is necessary before they can be commercialized. • Our gene therapy platform is based on novel technologies that are unproven, which makes it difficult to predict the time and cost of development and of subsequently obtaining regulatory approval, if at all. • Development of new therapeutics involves a lengthy and expensive process, with an uncertain outcome. We may incur additional costs, fail to replicate the positive results from our earlier preclinical studies of our product candidates in our later preclinical studies and any clinical trials or experience delays in completing or ultimately be unable to complete, the development and commercialization of any product candidates. • Interim top-line and preliminary data from our clinical trials that we announce or publish from time to time may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data. • The results of early-stage clinical trials and preclinical studies may not be predictive of future results. If we cannot replicate the positive results from our earlier preclinical studies of our product candidates in our later preclinical studies and any clinical trials, we may be unable to successfully develop, obtain regulatory approval and commercialize our product candidates. • If we encounter difficulties enrolling patients in clinical trials, our clinical development activities could be delayed or otherwise adversely affected. 59 | Confidential © 2023 | enGene

Risk factors continued • Use of our novel gene therapy platform and therapeutic product candidates could result in or be associated with harmful side effects, adverse events or other safety risks, which could cause us to delay, suspend or discontinue their clinical trials and/or development or abandon them delay or prevent their regulatory approval, limit their commercial potential, if approved, or result in other significant negative consequences (including voluntary corrective actions or agency enforcement actions) that could severely harm our business and results of operations. In addition, these harmful side effects, adverse events or other safety risks may not be appropriately recognized or managed by our treating staff, which could result in litigation and reputational damage. • Even if any of our current or future therapeutic product candidates receives regulatory approval, they may fail to achieve the degree of market acceptance by physicians, patients, third-party payors (including government health administration authorities and private health insurers) and others in the medical community necessary for commercial success, in which case we may not generate significant revenues and become profitable, which could adversely affect our ability to conduct our business and our results of operations. • Negative developments in the field of gene therapy could damage public perception of any product candidates that we develop, which could adversely affect our ability to conduct our business and our results of operations, or to obtain regulatory approvals for such product candidates. • We may not be successful in our efforts to utilize our novel gene therapy platform to identify and develop additional product candidates. Due to our limited technical, financial and human resources and access to capital, we may choose to prioritize development of certain product candidates, such as our initial focus on developing EG-70, which may prove to be the wrong choice and may adversely affect our business and results of operations. • Our use of third parties to manufacture and develop our therapeutic product candidates for preclinical studies and clinical trials increases the risk that we will not have sufficient quantities of our product candidates, products, or necessary quantities of such materials on time or at an acceptable cost. • Our product candidates are complicated to manufacture. If we or any of our third-party manufacturers encounter difficulties in manufacturing our product candidates, our ability to provide supply of our product candidates for clinical trials or our products for patients, if approved, could be delayed or stopped or we may be unable to maintain a commercially viable cost structure. • Our most advanced product candidates are uniquely manufactured for each patient and we may encounter difficulties in production, particularly with respect to scaling our manufacturing capabilities. If we or any of our third-party manufacturers with whom we contract encounter these types of difficulties, our ability to provide supply of our product candidates for clinical trials or our products for patients, if approved, could be delayed or stopped, or we may be unable to maintain a commercially viable cost structure. • Changes in product candidate manufacturing or formulation may result in additional costs or delay, which could adversely affect our business and results of operations. • The market opportunities for our product candidates may be limited to a small group of patients who are ineligible for or have failed prior treatments and our estimates of the prevalence of our target patient populations may be inaccurate. • Our research and development initiatives and business depend on our ability to attract and retain highly-skilled scientists and other specialized individuals. We may not be able to attract or retain such qualified scientists and other specialized individuals in the future due to the competition for qualified personnel among life science and technology businesses. • We face risks related to epidemics and other outbreaks of communicable diseases, including the current coronavirus (COVID-19) pandemic, which could significantly disrupt our operations, including our clinical trials and preclinical studies, and adversely affect our business and results of operations. Regulatory Risks • Nearly all aspects of our activity and our products and services are subject to extensive regulation by various U.S. federal and state agencies and compliance with existing or future regulations could result in unanticipated expenses, or limit our ability to offer our products and services. Once developed, our gene therapy platform and therapeutic product candidates will require regulatory approval, which is a lengthy, expensive, and inherently unpredictable process with uncertain outcomes and cost and the potential for substantial delays. We cannot give any assurance whether or when our product candidates will receive regulatory approval, which is necessary before they can be commercialized. • We cannot predict whether or when we will obtain regulatory approval to commercialize a product candidate we may develop in the United States or any other jurisdiction and any such approval may be for a narrower indication than we seek. • If we are not able to obtain or if there are delays in obtaining required regulatory approvals for our product candidates, we will not be able to commercialize or will be delayed in commercializing our product candidates and our ability to generate revenue will be materially impaired. Even if we eventually gain approval for any of our product candidates, we may be unable to commercialize them. 60 | Confidential © 2023 | enGene

Risk factors continued • We may not obtain or maintain regulatory approval in all jurisdictions in which such approval may be required. Obtaining and maintaining regulatory approval of our product candidates in one jurisdiction does not mean that we will obtain and/or maintain regulatory approval of our product candidates in other jurisdictions, while a failure or delay in obtaining or maintaining regulatory approval of our product candidates in one jurisdiction may have a material adverse effect on the regulatory approval or maintenance process in other jurisdictions. • We may seek priority review designation for one or more of our other product candidates, but we might not receive such designation, and even if we do, such designation may not lead to a faster regulatory review or approval process. • Even if we receive regulatory approval of any product candidates or therapies, we will be subject to ongoing regulatory obligations and continued regulatory review, which may result in significant additional expense. If we fail to comply with regulatory requirements or experience unanticipated problems with our product candidates, we may be subject to substantial penalties, fines, delays, suspensions, refusals and withdrawals of approvals. • Changes in regulatory requirements could result in delays or discontinuation of development of our product candidates or therapies, or unexpected costs in obtaining or maintaining regulatory approval, and thereby adversely affect our business and results of operations. • We and our contract manufacturers, are subject to significant regulation with respect to the manufacturing of our current and future product candidates. The manufacturing facilities on which we rely may not meet or continue to meet regulatory requirements and/or may have limited capacity. • Ongoing healthcare legislative and regulatory reform measures, including the U.S. federal government’s determination that any of our product candidates is an “essential” biologic medicine, may have a material adverse effect on our business and results of operations. • Drug marketing, price controls and reimbursement regulations may materially affect our ability to market and receive coverage for our product candidates, if approved, in the European Union, the United Kingdom, Japan and other jurisdictions. • We are subject to stringent privacy laws, information security laws, regulations, policies and contractual obligations related to data privacy and security and changes in such laws, regulations, policies and contractual obligations could adversely affect our business and results of operations. • Cyber-attacks or other failures in our or our third-party vendors’, contractors’ or consultants’ telecommunications or information technology systems could result in information theft, data corruption and significant disruption of our business operations. • Our employees, independent contractors and contract manufacturers, consultants, commercial partners and vendors may engage in misconduct or other improper activities, including noncompliance with regulatory standards and requirements. • Our relationships with healthcare providers and physicians and third-party payors will be subject to applicable anti-kickback, fraud and abuse and other healthcare laws and regulations, which could expose us to criminal sanctions, civil penalties, contractual damages, reputational harm and result in diminished profits and future earnings and thereby adversely affect our business and results of operations. • We are subject to certain U.S. and non-U.S. anti-corruption, anti-money laundering, export control, sanctions, and other trade laws and regulations. We can face serious consequences for violations thereof. Risks Related to International Operations • We plan to expand operations internationally where we have limited operating experience and where we may be subject to increased regulatory risks and local competition. If we are unsuccessful in any efforts to expand internationally, our business and results of operations may be adversely affected. • Failure to obtain marketing approval in non-U.S. jurisdictions could prevent any product candidates we may develop from being marketed in such jurisdictions, which, in turn, could materially impair our ability to generate revenue and thereby adversely affect our business and results of operations. • Global economic uncertainty, changes in geopolitical conditions and weakening product demand caused by political instability, changes in trade agreements and disputes, such as the conflict between Russia and Ukraine and other macroeconomic factors, could adversely affect our business and results of operations. 61 | Confidential © 2023 | enGene

Risk factors continued • We expect certain of our research and development and manufacturing activities will take place in non-U.S jurisdictions, such as China, through third-party CROs, collaborators or manufacturers. A significant disruption in the operation of those CROs, collaborators or manufacturers could materially adversely affect our business and results of operations. • Additional laws and regulations governing international operations may preclude or delay us from developing, manufacturing or selling certain products and product candidates outside the United States, which could limit our growth potential and increase our development costs. • We or the third parties upon whom we depend may be adversely affected by risks beyond our control, such as natural disasters, political crises, acts of terrorism, epidemics and other outbreaks of communicable diseases, war or other catastrophic events and our business continuity and disaster recovery plans may not adequately protect us from the adverse effects of such events. Risks Related to Our Intellectual Property • If we are unable to obtain and maintain, maintain, enforce and defend patent protection for any product candidates we develop or for our novel gene therapy platform, our competitors could develop and commercialize products or technology similar or identical to ours and our ability to successfully commercialize any product candidates we may develop and our technology may be adversely affected. • If the scope of any patent protection we obtain is not sufficiently broad, or if we lose any of our patent protection, our ability to prevent our competitors from commercializing similar or identical technology and product candidates would be adversely affected. • Issued patents covering our products candidates or gene therapy platform could be found invalid or unenforceable if challenged in court or before administrative bodies in the United States or other jurisdictions. • Obtaining and maintaining our patent protection depends on compliance with various procedural, document submission, fee payment and other requirements imposed by governmental patent agencies, and our patent protection could be reduced or eliminated for non-compliance with these requirements. • Changes in either patent laws or interpretation of the patent laws in the United States and other jurisdictions could diminish the value of patents in general, thereby impairing our ability to protect our product candidates and gene therapy platform. • Patent terms may be inadequate to protect our competitive position, our product candidates or gene therapy platform for an adequate amount of time. • Our rights to develop and commercialize our product candidates and gene therapy platform may be subject, in part, to the terms and conditions of licenses. • We may be unable to acquire or in-license any relevant third-party intellectual property rights that we identify as necessary or important to our business and results of operations. • If we fail to comply with our obligations under the agreements pursuant to which we license intellectual property rights from third parties or otherwise experience disruptions to our business relationships with our licensors, we could lose the rights to intellectual property that are important to our business. • We may not be able to protect our intellectual property and proprietary rights throughout the world. • We may be involved in legal proceedings in relation to intellectual property rights and to protect or enforce our patents or the patents of our licensors, which could be expensive, time-consuming and unsuccessful. • If we are unable to protect the confidentiality of our trade secrets, our business and competitive position would be adversely affected. • Third-party claims of intellectual property infringement, misappropriation or other violation against us, our licensors or our collaborators may prevent or delay the development and commercialization of our novel gene therapy platform, our product candidates and other technologies. • We may be subject to claims asserting that our employees, consultants or advisors have wrongfully used or disclosed alleged trade secrets of their current or former employers or claims asserting ownership of what we regard as our own intellectual property. • Intellectual property rights do not necessarily address all potential threats to our competitive advantage. • We may not be able to protect and enforce our trademarks and trade names, or build name recognition in our markets of interest thereby harming our competitive position. 62 | Confidential © 2023 | enGene

Risk factors continued Risks Related to Acquisitions and Collaborations • We may need to grow the size of our organization, both organically and through acquisitions, and we may experience difficulties identifying and hiring the right employees and successfully managing this growth. • Acquisitions, collaborations or other strategic partnerships may increase our capital requirements, dilute our shareholders, cause us to incur debt or assume contingent liabilities and subject us to other risks. • We may make acquisitions to expand our business and as a result, our results of operations may be adversely affected. Risks Relating to Owning Our Stock • A market for our common shares may not develop or be sustained, which would adversely affect the liquidity and price of our common shares. If securities or industry analysts do not publish research, or publish inaccurate or unfavorable research, about our business, the price and liquidity of our common shares could decline. • Having a minority ownership interest in our company will mean that you may not have meaningful influence on our management. • Sales of a substantial number of our common shares in the public market by our existing shareholders could cause our share price to decline. • After the closing of the business combination, a significant number of our common shares are subject to issuance upon exercise of outstanding warrants and options, which may result in dilution to our shareholders. • Our future ability to pay cash dividends to shareholders is subject to the discretion of our board of directors and will be limited by our ability to generate sufficient earnings and cash flows. Risks Related to the Business Combination • Forbion European Acquisition Corp. (“FEAC”) may not have sufficient funds to consummate the business combination. • We have not yet entered into a definitive agreement for a business combination and, when we do, the completion of the business combination will be subject to the satisfaction of certain closing conditions, including a minimum cash condition and the approval of the business combination by us and FEAC’s shareholders. • FEAC and we will incur significant transition costs in connection with the business combination. Whether or not the business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for corporate purposes by FEAC if the business combination is not completed. • The interests of affiliates of FEAC may conflict with the interests of investors in this proposed offering and in FEAC due to such affiliates of FEAC having an existing relationship with us. • Since the Sponsor and FEAC’s directors and executive officers have interests that are different, or in addition to (and which may conflict with), the interests of FEAC’s other shareholders, a conflict of interest may exist in determining whether the business combination with us is appropriate as FEAC’s initial business combination. Such interests include that the Sponsor and FEAC’s directors and executive officers, may lose their entire investment if a business combination is not completed, and that the Sponsor will benefit from the completion of a business combination and may be incentivized to complete the proposed business combination, even if it is with a less favorable target company or on less favorable terms to shareholders, rather than liquidate FEAC. • Subsequent to the completion of the business combination, the combined company may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and the combined company's common share price, which could cause you to lose some or all of your investment. • The business combination may be completed even though material adverse effects may result from the announcement of the business combination, industry-wide changes, and other causes. • The ability to successfully effect the proposed business combination and to be successful thereafter will be totally dependent upon the efforts of key personnel, some of whom may be from FEAC and us, and some of whom may join the combined company following the initial business combination. The loss of key personnel or the hiring of ineffective personnel after the business combination could negatively impact the operations and profitability of the combined company. • Delays in completing the business combination may substantially reduce the expected benefits of the business combination. • The ability of FEAC’s shareholders to exercise redemption rights with respect to a large number of outstanding FEAC Class A ordinary shares could increase the probability that the business combination would be unsuccessful. • We may be a target of securities class action and derivative lawsuits, which could result in substantial costs and may delay or prevent the business combination from being completed. 63 | Confidential © 2023 | enGene

Risk factors continued Risks Related to Being a Public Company • Our management team has no experience managing a public company. • We will incur increased costs as a result of operating as a public company, and our management will devote substantial time to new compliance initiatives. • Our management is required to devote substantial time to maintaining and improving our internal controls over financial reporting and the requirements of being a public company which may, among other things, strain our resources, divert management’s attention and affect our ability to accurately report our financial results and prevent fraud. • If we fail to maintain an effective system of disclosure controls and internal controls over financial reporting, our ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired. • If our estimates or judgments relating to our critical accounting standards prove to be incorrect, or such standards change over time, our results of operations could be adversely affected. • We may be unable to maintain the listing of our securities in the future. • Our revised governing documents will include provisions that may discourage takeover attempts. 64 | Confidential © 2023 | enGene